Horizon Technology Finance Corporation Prices

Public Offering of Common Stock

FARMINGTON, Conn, July 18, 2012 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the "Company" or "Horizon") today announced that it has priced an underwritten public offering of 1,660,000 shares of its common stock at a price to the public of $16.20 per share, for total gross proceeds of approximately $26,892,000. The public offering is expected to close on or about July 23, 2012, subject to customary closing conditions. Wells Fargo Securities, LLC and Stifel, Nicolaus & Company, Incorporated are acting as joint book-running managers for the offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Sterne, Agee & Leach, Inc., JMP Securities LLC and Gilford Securities Incorporated are acting as co-managers. Horizon has granted the underwriters a 30-day option to purchase up to 249,000 additional shares of its common stock.

The Company intends to initially use the net proceeds of this offering to repay outstanding debt borrowed under its revolving credit facility with Wells Fargo Capital Finance, LLC and then, through re-borrowing under the facility, invest the net proceeds of this public offering in portfolio companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.

The securities described above are being offered by Horizon pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission on May 7, 2012.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement dated July 17, 2012 and the accompanying prospectus dated May 7, 2012 contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152, by calling (800) 326-5897 or by email at cmclientsupport@wellsfargo.com or (2) Stifel, Nicolaus & Company, Incorporated, Attention: Equity Syndicate Department, One South Street, 15th Floor, Baltimore, MD 21202, by calling (443) 224-1988 or by email at SyndicateOps@stifel.com.

About Horizon Technology Finance

Horizon Technology Finance Corporation is a business development company that provides secured loans to development-stage companies backed by established venture capital and private equity firms within the technology, life science, healthcare information and services, and clean-tech industries. The investment objective of Horizon Technology Finance is to maximize total risk-adjusted returns by generating current income from a portfolio of directly originated secured loans as well as capital appreciation from warrants to purchase the equity of portfolio companies. Headquartered in Farmington, Connecticut, with a regional office in Walnut Creek, California, the Company is externally managed by its investment advisor, Horizon Technology Finance Management LLC, a Securities and Exchange Commission registered investment adviser.

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements," which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Horizon Technology Finance Corporation

Christopher M. Mathieu

Chief Financial Officer

(860) 676-8653